UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 11, 2014

AEGERION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-34921	20-2960116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Main Street, Suite 1850

Cambridge, MA 02142

(Address of Principal Executive Offices, including Zip Code)

(617) 500-7867

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On August 11, 2014, Aegerion Pharmaceuticals, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Jefferies LLC and J.P. Morgan Securities LLC (the “Representatives”), as the representatives of the initial purchasers (the “Initial Purchasers”) relating to the sale of $300 million aggregate principal amount of 2.00% Convertible Senior Notes due 2019 (the “Notes”) to the Initial Purchasers. The Company also granted the Initial Purchasers options to purchase up to an additional $45.0 million aggregate principal amount of the Notes.

The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Bond Hedge and Warrant Transactions

In connection with the offering of the Notes, on August 11, 2014, the Company entered into convertible bond hedge transactions with two counterparties, Jefferies International Limited and JPMorgan Chase Bank, National Association, London Branch (the “Option Counterparties”). The convertible bond hedge transactions are generally expected, but not guaranteed, to reduce the potential dilution and/or offset the cash payments the Company is required to make in excess of the principal amount of converted Notes, in each case, upon conversion of the Notes in the event that the market price per share of the Company’s common stock, as measured under the terms of the convertible bond hedge transactions, is greater than the conversion price of the Notes. The Company also entered into warrant transactions in which it sold warrants to the Option Counterparties exercisable into a maximum of 14,571,960 shares of its common stock, which are subject to customary anti-dilution adjustments. The strike price of the warrants will initially be $53.375 per share, which is 75% above the last reported sale price of the Company’s common stock on August 11, 2014. The warrants are exercisable over the 100 trading day period beginning on November 15, 2019. The warrant transactions could have a dilutive effect to the extent that the market price per share of the Company’s common stock exceeds the applicable strike price of the warrants during the measurement period at the maturity of the warrants. The Company paid the Option Counterparties approximately $80.0 million for the convertible bond hedge transactions and received approximately $55.9 million from the Option Counterparties for the warrants, resulting in a net cost to the Company of approximately $24.1 million. The Company may enter into one or more additional convertible bond hedge transactions and warrant transactions if the Initial Purchasers exercise their options to purchase up to an additional $45.0 million aggregate principal amount of the Notes.

Aside from the initial payment of a premium to the Option Counterparties, the Company will not be required to make any cash payments to the Option Counterparties under the convertible bond hedge transactions and will be entitled to receive from the Option Counterparties a number of shares of the Company’s common stock, an amount of cash or a combination of cash and shares of the Company’s common stock generally based on the amount by which the market price per share of the Company’s common stock, as measured under the terms of the convertible bond hedge transactions, is greater than the conversion price of the Notes during the relevant valuation period under the convertible bond hedge transactions. However, if the market price per share of the Company’s common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants during the measurement period at the maturity of the warrants, the Company will owe the Option Counterparties shares of its common stock. The Company will not receive any additional proceeds if warrants are exercised.

The foregoing description of the convertible bond hedge transactions and warrant transactions is qualified in its entirety by reference to the base convertible bond hedge transaction confirmations relating to the convertible bond hedge transactions and the base warrant transaction confirmations relating to the warrant transactions with each of the two Option Counterparties, which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on August 11, 2014, the Company entered into warrant transactions with each of the Option Counterparties. Pursuant to the warrant transactions, the Company issued 7,285,980 warrants with a strike price of $53.375 per share. The number of warrants and the strike price are subject to adjustment under certain circumstances described in the warrant transaction confirmations. The Company offered and sold the warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the warrants nor the underlying shares of common stock (issuable in the event the market price per share of the common stock exceeds the strike price of the warrants on the date the warrants are exercised) have been registered under the Securities Act. Neither the warrants nor such underlying shares of common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01	Other Events

On August 11, 2014, the Company issued a press release announcing the Company’s proposed private offering of the Notes pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

On August 12, 2014, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Purchase Agreement, dated as of August 11, 2014, between Aegerion Pharmaceuticals, Inc. and Jefferies LLC and J.P. Morgan Securities LLC, as Representatives of the Initial Purchasers

10.1	Base convertible bond hedge transaction confirmation, dated as of August 11, 2014, by and between Jefferies International Limited and Aegerion Pharmaceuticals, Inc., in reference to the 2.00% Convertible Senior Notes due 2019

10.2	Base convertible bond hedge transaction confirmation, dated as of August 11, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc., in reference to the 2.00% Convertible Senior Notes due 2019

10.3	Base issuer warrant transaction confirmation, dated as of August 11, 2014, by and Jefferies International Limited and Aegerion Pharmaceuticals, Inc., in reference to the 2.00% Convertible Senior Notes due 2019

10.4	Base issuer warrant transaction confirmation, dated as of August 11, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc., in reference to 2.00% Convertible Senior Notes due 2019

99.1	Press Release dated August 11, 2014

99.2	Press Release dated August 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGERION PHARMACEUTICALS, INC.

By:	/s/ Anne Marie Cook
Name:	Anne Marie Cook
Title:	Senior Vice President, General Counsel and Secretary

Date: August 12, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of August 11, 2014, between Aegerion Pharmaceuticals, Inc. and Jefferies LLC and J.P. Morgan Securities LLC, as Representatives of the Initial Purchasers

10.1	Base convertible bond hedge transaction confirmation, dated as of August 11, 2014, by and between Jefferies International Limited and Aegerion Pharmaceuticals, Inc., in reference to the 2.00% Convertible Senior Notes due 2019

10.2	Base convertible bond hedge transaction confirmation, dated as of August 11, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc., in reference to the 2.00% Convertible Senior Notes due 2019

10.3	Base issuer warrant transaction confirmation, dated as of August 11, 2014, by and Jefferies International Limited and Aegerion Pharmaceuticals, Inc., in reference to the 2.00% Convertible Senior Notes due 2019

10.4	Base issuer warrant transaction confirmation, dated as of August 11, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc., in reference to 2.00% Convertible Senior Notes due 2019

99.1	Press Release dated August 11, 2014

99.2	Press Release dated August 12, 2014